UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: June 16, 2022
(Date of earliest event reported: June 12, 2022)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11178	Revlon, Inc. Delaware One New York Plaza New York, New York, 10004 212-527-4000	13-3662955

33-59650	Revlon Consumer Products Corporation Delaware One New York Plaza New York, New York, 10004 212-527-4000	13-3662953

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an “emerging growth company” as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	☐
Revlon Consumer Products Corporation	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On June 12, 2022, E. Scott Beattie, a current member of the board of directors (the “Board”) of Revlon, Inc. (“Revlon” or the “Company”) and the Company entered into a mutual agreement to terminate (the “Mutual Termination Letter”) Mr. Beattie’s previously disclosed consulting agreement with the Company, dated as of March 11, 2020 (as amended through May 4, 2022, the “Beattie Consulting Agreement”).  Pursuant to the terms of the Mutual Termination Letter, the Beattie Consulting Agreement was terminated and all unvested restricted stock units of the Company granted to Mr. Beattie pursuant to the Beattie Consulting Agreement were forfeited as of the date thereof for no consideration.  Following the Mutual Termination Letter, Mr. Beattie remains a member of the Board, but he is no longer obligated to provide separate advisory services pursuant to, and will not receive further compensation under, the Beattie Consulting Agreement.

Item 1.03. Bankruptcy or Receivership.

Chapter 11 Filing

On June 15, 2022 (the “Petition Date”), the Company and certain of its subsidiaries listed in Exhibit 99.1, including Revlon Consumer Products Corporation (“Products Corporation”) (collectively, the “Filing Subsidiaries” and, together with the Company, the “Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (such court, the “Court” and such cases, the “Cases”). The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.  To ensure their ability to continue operating in the ordinary course of business, the Debtors have filed with the Court motions seeking a variety of “first-day” relief (collectively, the “First Day Motions”), including authority to obtain debtor-in-possession financing, pay employee wages and benefits and pay vendors and suppliers in the ordinary course for all goods and services provided after the Petition Date.

Debtor-in-Possession Financing

In connection with the Bankruptcy Petitions, the Debtors expect to seek approval from the Court to enter into (i) a superpriority senior secured debtor-in-possession asset-based loan facility (the “DIP ABL Facility”), in the maximum aggregate principal amount of $400 million, with certain financial institutions party thereto as lenders and MidCap Funding IV Trust, as administrative agent and collateral agent, (ii) a superpriority senior secured debtor-in-possession term loan facility (the “DIP Term Loan Facility”), in the aggregate principal amount of $575 million, with certain financial institutions party thereto as lenders and Jefferies Finance, LLC, as administrative agent and collateral agent, and (iii) a superpriority junior secured debtor-in-possession intercompany credit facility (the “Intercompany DIP Facility” and, together with the DIP ABL Facility and the DIP Term Loan Facility, the “DIP Facilities”) with the Debtors that are BrandCos (as defined in the BrandCo Credit Agreement referred to below) (the “BrandCos”).

The DIP ABL Facility, among other things, is expected to provide for (i) an asset-based revolving credit facility in the amount of $270 million (the “Tranche A DIP ABL Facility”), the initial proceeds of which will be used to refinance the Tranche A Revolving Secured Obligations (as defined in the ABL Credit Agreement referred to below), and (ii) an asset-based term loan facility in the amount of $130 million, the proceeds of which will be used to refinance the SISO Secured Obligations (as defined in the ABL Credit Agreement).  The remaining proceeds of the DIP ABL Facility are expected to be used for general corporate purposes of the Debtors, including to pay expenses in connection with the Cases.

The maturity date of the DIP ABL Facility is expected to be the earliest of (i) 365 calendar days after the closing date of the DIP Term Loan Facility (the “Stated Maturity Date”), with an option to extend to the earlier of 180 days after the Stated Maturity Date and the extended maturity date of the DIP Term Loan Facility following the exercise by Products Corporation of its option to extend the maturity date thereunder; (ii) July 20, 2022, if a final order approving the DIP ABL Facility has not been entered by the Court on or before such date; (iii) the effective date of any chapter 11 plan for the reorganization of any Debtor; (iv) the consummation of any sale or other disposition of all or substantially all of the assets of the Debtors pursuant to Bankruptcy Code §363; (v) the date of the acceleration of the DIP ABL Facility and termination of the corresponding commitments in accordance with the definitive documents governing the DIP ABL Facility; (vi) the date the Bankruptcy Court orders the conversion of the Cases of any of the Debtors to a chapter 7 liquidation, (vii) the rejection or termination of the BrandCo License Agreements (as defined in the BrandCo Credit Agreement) and (viii) the dismissal of the Cases of any Debtor without the consent of the holders of more than 50% of the loans and commitments under the Tranche A DIP ABL Facility. The outstanding principal of the DIP ABL Facility will be due and payable in full on the maturity date.

The DIP ABL Facility is expected to be secured by a perfected (i) first priority priming security interest and lien on substantially all assets of the Debtors (other than the BrandCos and Beautyge I, an exempted company incorporated in the Cayman Islands (“Beautyge I”)) constituting ABL Facility First Priority Collateral (as defined in the ABL Credit Agreement), (ii) junior priority priming security interest and lien on substantially all assets of the Debtors (other than the BrandCos and Beautyge I) constituting Term Facility First Priority Collateral (as defined in the ABL Credit Agreement), and (iii) security interests and liens on substantially all assets of the Debtors (other than the BrandCos and Beautyge I) that was not, on the Petition Date, subject to valid, unavoidable and perfected security interests and liens, pursuant to Bankruptcy Code §364(c)(2), with the following priority: if such collateral is of the same nature, scope and type as (a) ABL Facility First Priority Collateral, on a first priority senior priming basis, and (b) Term Facility First Priority Collateral, on a junior priority basis subject to the liens in favor of the DIP Term Loan Facility, the Intercompany DIP Facility and any adequate protection liens granted to certain of Products Corporation’s secured creditors (the collateral for the DIP ABL Facility, the “Opco DIP Collateral”). The DIP ABL Facility is expected to be subject to certain customary and appropriate conditions for financings of similar type.

The DIP ABL Facility is expected to be subject to customary affirmative and negative covenants and events of default for postpetition financing of this type, including, without limitation, customary “milestones” for progress in the Cases, including without limitation the filing of a disclosure statement to solicit votes on a plan of reorganization and the entry of an order by the Court confirming such plan of reorganization.

The terms of the DIP ABL Facility are subject to continued negotiations between the Debtors, the lenders thereunder, and certain of the Debtors’ prepetition creditors and parties in interest.

The DIP Term Loan Facility, among other things, is expected to provide for a term loan facility in the amount of $575 million, the proceeds of which will be used to refinance obligations under the Foreign ABTL Credit Agreement referred to below and for general corporate purposes of the Debtors, including to pay expenses in connection with the Cases.

The maturity date of the DIP Term Loan Facility is expected to be the earliest of (i) 365 calendar days after the closing date of the DIP Term Loan Facility, with an option to extend by up to 180 days at the option of Products Corporation; (ii) July 20, 2022, if a final order approving the DIP Term Facility has not been entered by the Court on or before such date; (iii) the effective date of any chapter 11 plan for the reorganization of any Debtor; (iv) the consummation of any sale or other disposition of all or substantially all of the assets of the Debtors pursuant to Bankruptcy Code §363; and (v) the date of acceleration or termination of the DIP Term Loan Facility in accordance with the definitive documents governing the DIP Term Loan Facility. The outstanding principal of the DIP Term Loan Facility will be due and payable in full on the maturity date.

The DIP Term Loan Facility is expected to be secured by a perfected (i) first priority priming security interest and lien on the Term Facility First Priority Collateral, (ii) junior priority priming security interest and lien on the ABL Facility First Priority Collateral, and (iii) a first priority security interest and lien on substantially all the assets of the BrandCos and Beautyge I, and (iv) security interests and liens on substantially all assets of the Debtors that was not, on the Petition Date, subject to valid, unavoidable and perfected security interests and liens, pursuant to Bankruptcy Code §364(c)(2), with the following priority: if such collateral is of the same nature, scope and type as (a) Term Facility First Priority Collateral, on a first priority senior priming basis, and (b) ABL Facility First Priority Collateral, on a junior priority priming basis subject to the liens in favor of the ABL DIP Facility and any adequate protection liens granted to certain of Products Corporation’s secured creditors. The DIP Term Loan Facility is expected to be subject to certain customary and appropriate conditions for financings of similar type.

The DIP Term Loan Facility is expected to be subject to customary affirmative and negative covenants and events of default for postpetition financing of this type, including, without limitation, customary “milestones” for progress in the Cases, including without limitation the filing of a disclosure statement to solicit votes on a plan of reorganization and the entry of an order by the Court confirming such plan of reorganization.

The terms of the DIP Term Loan Facility are subject to continued negotiations between the Debtors, the lenders thereunder, and certain of the Debtors’ prepetition creditors and parties in interest.

Pursuant to the Intercompany DIP Facility, it is expected that term loans would be automatically deemed to be provided by the BrandCos to Products Corporation in the amount of, and in full satisfaction of the obligation of Products Corporation to pay, amounts payable from time to time by Products Corporation to the BrandCos under the BrandCo Licenses.  The loans under the Intercompany DIP Facility are expected to be secured by a fully perfected security interest and lien on all of the Opco DIP Collateral, immediately junior to the liens and security interests on the Opco DIP Collateral securing the DIP Term Loan Facility.  The loans under the Intercompany DIP Facility are expected to bear interest at a rate to be determined and are expected to mature on the maturity date of the DIP Term Loan Facility.

The terms of the Intercompany DIP Facility are subject to continued negotiations among the Debtors and certain of the Debtors’ prepetition creditors and parties in interest.

Foreign ABTL Credit Agreement

Pursuant to that certain First Forbearance Agreement and Second Amendment to the Credit Agreement, dated as of June 15, 2022, among the parties to that certain Asset-Based Term Loan Credit Agreement, dated as of March 2, 2021 (as amended, modified or supplemented from time to time, the “Foreign ABTL Credit Agreement”) by and among Revlon Finance LLC, as the borrower (the “Foreign ABTL Borrower”), the guarantors party thereto, the lenders party thereto (the “Foreign ABTL Lenders”), and Blue Torch Finance LLC (“Blue Torch”), as administrative agent and collateral agent, Blue Torch and the Foreign ABTL Lenders have agreed, upon payment of a forbearance fee and other customary conditions, to (i) forbear from exercising remedies under the Foreign ABTL Credit Agreement as a result of certain specified defaults that will arise as a result of the filing of the Bankruptcy Petitions and (ii) amend the Foreign ABTL Credit Agreement in certain respects as a condition to the proposed forbearance.  It is anticipated that all obligations outstanding under the Foreign ABTL Credit Agreement will be repaid in full in connection with the initial borrowing under the DIP Term Loan Facility.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•
Term Loan Agreement, dated as of September 7, 2016 (as amended, modified or supplemented from time to time), by and among Products Corporation, the Company, certain lenders party thereto and Citibank, N.A., as administrative agent and collateral agent;

•
Asset-Based Revolving Credit Agreement, dated as of September 7, 2016 (as amended, modified or supplemented from time to time, the “ABL Credit Agreement”), by and among Products Corporation, certain local borrowing subsidiaries from time to time party thereto, the Company, certain lenders party thereto and MidCap Funding IV Trust, as administrative agent and collateral agent;

•
BrandCo Credit Agreement, dated as of May 7, 2020 (as amended, modified or supplemented from time to time, the “BrandCo Credit Agreement”), by and among Products Corporation, the Company, the other loan parties and lenders party thereto and Jefferies Finance LLC, as administrative agent and each collateral agent; and

•
Indenture, dated as of August 4, 2016 (as amended, modified or supplemented from time to time), between Products Corporation and U.S. Bank National Association, as Trustee, governing the 6.25% Senior Notes which mature on August 1, 2024.

The Debt Instruments provide that as a result of the Bankruptcy Petitions, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code. In addition, the filing of the Bankruptcy Petitions described in Item 1.03 above and resulting event of default under the Debt Instruments constitute an event of default under the Foreign ABTL Credit Agreement. The Foreign ABTL Lenders have agreed not to enforce remedies, subject to the terms and conditions of the forbearance agreement described above.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On June 15, 2022, D.J. “Jan” Baker, Esq. was elected as a director of the Board of the Company, effective immediately. With this election, Revlon’s Board of Directors is comprised of 10 members, 7 of whom constitute independent directors under applicable New York Stock Exchange (“NYSE”) and SEC standards.  There is no arrangement or understanding between Mr. Baker and any other person pursuant to which he was selected as a director. Mr. Baker has also been appointed as a member of the restructuring committee of the Board (the “Restructuring Committee”) and the Investigation Committee of the Board (the “Investigation Committee”), each as described below. Mr. Baker’s compensation for service on the Board will consist solely of (i) the monthly fee paid to members of the Restructuring Committee and (ii) the $10,000 annual retainer for service on the Investigation Committee, each as discussed below.  Mr. Baker will not receive the annual retainer of $115,000 paid to certain other members of the Board not serving on the Restructuring Committee (such retainer, the “Annual Retainer”).

Restructuring Committee

The Board has formed a Restructuring Committee to oversee all key matters in connection with the Cases.  The duties of the Company’s compensation committee will also be delegated to the Restructuring Committee.

The members of the Restructuring Committee are Alan Bernikow, E. Scott Beattie, Victor Nichols, Barry Schwartz and Mr. Baker. Each member of the Restructuring Committee will receive a fee of $45,000 per month for his service on the Restructuring Committee and will waive the right to receive the Annual Retainer.

Investigation Committee

The Board has formed an Investigation Committee comprised of Mr. Baker as the sole member.  The Investigation Committee is vested with the power and authority from the Board and its committees to undertake certain investigations.  Mr. Baker will receive an annual retainer of $10,000 for his service on the Investigation Committee.

Item 7.01. Regulation FD Disclosure.

On June 16, 2022, the Company issued a press release announcing the filing of the Chapter 11 cases, as described above in Item 1.03.  The press release is furnished as Exhibit 99.2 hereto.

In connection with discussions with its lenders and other constituencies regarding the Bankruptcy Petitions, the Company provided various materials to the lenders, including the information set forth below (the “Cleansing Materials”):

•	a lender presentation, dated June 13, 2022, furnished as Exhibit 99.3 hereto and incorporated herein by reference;

•	information regarding the sizing of “debtor in possession” financing (collectively, the “DIP Information”), furnished as Exhibit 99.4 hereto and incorporated herein by reference;

•
sales and Recurring EBITDA information regarding certain of the Company’s brands for the period from January to May 2022 (collectively, the “January-May 2022 Brand Net Sales and EBITDA Information”), furnished as Exhibit 99.5 hereto and incorporated herein by reference;

•	financial information regarding certain of the Company’s brands for the 2020 and 2021 fiscal years (collectively, the “2020-2021 Financial Overview Information”) furnished as Exhibit 99.6 hereto; and

•	cash flow forecast information (not reflecting the Bankruptcy Petitions) for the period beginning June 3, 2022 and ending September 2, 2022 (dollars in thousands):

•	net cash flow from operations: $(102,387);

•	borrowing base under the Company’s U.S. ABL facility (end of period): $214,177;

•	total available borrowings under the Company’s U.S. ABL Facility: $(172,210);

•	total liquidity (available borrowings plus cash) (end of period): $(122,562); and

•	the following historical working capital information:

Revlon, Inc. Working Capital USD Millions
	2022A
	Apr	May Prelim
Trade Receivables, net	324	299
Inventories, Net	450	460
Prepaid Expenses and Other	123	131
Total Non-Cash Current Assets	898	890

Accounts Payable	241	249
Accrued Expenses and Other	418	436
Total Non-Debt Current Liabilities:	659	685

NET WORKING CAPITAL / (DEFICIT)	239	205

The information included in this Current Report on Form 8‑K under Item 7.01, including the exhibits, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01. Other Events.

Appointment of Chief Restructuring Officer

On June 15, 2022, the Company appointed Robert Caruso, Managing Director of Alvarez & Marsal  (“A&M”), as Chief Restructuring Officer of the Company (“CRO”). Mr. Caruso has joined the Company’s senior management team and will help lead the Company’s restructuring efforts.

The services of Mr. Caruso and other A&M personnel are being provided pursuant to an engagement letter between the Company and A&M. Mr. Caruso will not receive any compensation directly from the Company.

Cautionary Note Regarding Forward-Looking Statements

This Form 8‑K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements in this Form 8-K can be identified by the use of forward-looking terms such as “believes,” “expects,” “projects,” “forecasts,” “may,” “will,” “estimates,” “should,” “would,” “anticipates,” “plans” or other comparable terms. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company does not undertake any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in results of operations and liquidity, changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the date of this Form 8-K. You should not rely on forward-looking statements as predictions of future events. This information should not be considered in isolation or as a substitute for the Company’s as reported financial results prepared in accordance with U.S. GAAP. This forward-looking information should be read in conjunction with the Company’s  financial statements and related footnotes filed with the SEC. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Bankruptcy Petitions, including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the Bankruptcy Petitions, the effects of the Bankruptcy Petitions on the Company and on the interests of various constituents, Court rulings on the Bankruptcy Petitions and the outcome of the Bankruptcy Petitions in general, the length of time the Company will operate under the Bankruptcy Petitions, risks associated with any third-party motions in the Bankruptcy Petitions, the potential adverse effects of the Bankruptcy Petitions on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; whether the Company will emerge, in whole or in part, from insolvency proceedings as a going concern; the consequences of the acceleration of the Company’s debt obligations; trading price and volatility of the Company’s common stock, indebtedness and other claims as well as other risk factors set forth in the Company’s Annual Report on Form 10‑K and Quarterly Reports on Form 10‑Q filed with the SEC. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

DIP Company EBITDA, Recurring EBITDA and Direct Contribution are non-GAAP financial measures that are presented in the Cleansing Materials and are reconciled in the table(s) set forth in the Cleansing Materials to their respective most directly comparable GAAP measure. Direct Contribution is GAAP operating income attributable to the respective brands, adjusted for: (1) non-operating items which primarily include restructuring and related charges; acquisition, integration, and divestiture costs; financial control remediation actions and related charges; and gain (loss) on divested assets; and (2) indirect selling, general and administrative costs, which primarily include indirect departmental costs and amortization of intangibles. The Company defines Direct Contribution as a performance measure to evaluate the ability of certain of the Company’s brands to service their debt and pay dividends to the Company and its other subsidiaries.

In the DIP Information, (1) Company EBITDA is GAAP operating income, adjusted to exclude depreciation and amortization expense, stock-based compensation expense and professional fees and other adjustments, and (2) Recurring EBITDA is GAAP operating income, adjusted to exclude depreciation and amortization expense, non-cash stock-based compensation expense and restructuring and other adjustments. The Company’s management uses DIP Company EBITDA and Recurring EBITDA as operating performance measures to analyze future sources of cash and future cash needs in connection with the preparation the company’s DIP budget.

In the January-May 2022 Brand Net Sales and EBITDA Information, Recurring EBITDA for each relevant brand is GAAP operating income for such brand, adjusted to exclude depreciation and amortization expense and non-operating items similar to those adjusted-for in the calculation of Direct Contribution.

Management believes that the non-GAAP measures are useful for investors for the same reasons as those set forth above.  These non-GAAP financial measures should not be considered in isolation or as a substitute for their most directly comparable as reported measures prepared in accordance with GAAP and, along with the other information in the Cleansing Materials, should be read in conjunction with the Company’s financial statements and related footnotes contained in documents filed with the SEC. Other companies may define such non-GAAP financial measures differently.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	List of subsidiaries that are debtors.

99.2	Press Release dated June 16, 2022.

99.3	Lender Presentation dated June 13, 2022.

99.4	DIP Information.

99.5	January-May 2022 Brand Net Sales and EBITDA Information.

99.6	2020-2021 Financial Overview Information.

104	Exhibit 104 Cover page from this Current Report on Form 8‑K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 16, 2022

REVLON, INC.

		By:	/s/ Victoria Dolan
			Name:	Victoria Dolan
			Title:	Chief Financial Officer

REVLON CONSUMER PRODUCTS CORPORATION

		By:	/s/ Victoria Dolan
			Name:	Victoria Dolan
			Title:	Chief Financial Officer